UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                           _____________________

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 28, 2005
                                                ______________________________


                             PFS BANCORP, INC.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



         Indiana                       000-33233                 35-2142534
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



Second and Bridgeway Streets, Aurora, Indiana                       47001
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code   (812) 926-0631
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On July 28, 2005, PFS Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended June 30, 2005.

     For additional information, reference is made to the Company's press release dated July 28, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99.1                Press Release, dated July 28, 2005


























                                    2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PFS BANCORP, INC.



  Date:  July 28, 2005          By: /s/ Stuart M. Suggs
                                    --------------------------------
                                    Stuart M. Suggs
                                    Corporate Treasurer, Chief Operating
                                     Officer and Chief Financial Officer


                               EXHIBIT INDEX



Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated July 28, 2005